AMENDMENT NO. 2

TO THE

MASTER DISTRIBUTION AGREEMENT

This Amendment, dated as of September 4, 2020, amends the Amended and Restated Master Distribution Agreement, made as of the 1st day of July, 2020 (the “Agreement”), is between each Delaware statutory trust set forth on Schedule A to the Agreement (each, a “Trust”), on behalf of itself and its series portfolios, severally, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the parties desire to amend the Agreement to change the name of Invesco Oppenheimer Municipal Fund to Invesco Environmental Focus Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), effective September 4, 2020; and

WHEREAS, the parties desire to amend the Agreement to change the names of Invesco Oppenheimer Capital Appreciation Fund to Invesco Capital Appreciation Fund, Invesco Oppenheimer Discovery Fund to Invesco Discovery Fund, Invesco Oppenheimer Master Loan Fund to Invesco Master Loan Fund, Invesco Oppenheimer Senior Floating Rate Fund to Invesco Senior Floating Rate Fund, Invesco Oppenheimer Senior Floating Rate Plus Fund to Invesco Senior Floating Rate Plus Fund and Invesco Oppenheimer Short Term Municipal Fund to Invesco Short Term Municipal Fund, series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), Invesco Oppenheimer Main Street All Cap Fund to Invesco Main Street All Cap Fund, Invesco Oppenheimer Main Street Fund to Invesco Main Street Fund and Invesco Oppenheimer Rising Dividends Fund to Invesco Rising Dividends Fund, series portfolios of AIM Equity Funds (Invesco Equity Funds), Invesco Oppenheimer International Diversified Fund to Invesco International Diversified Fund, Invesco Oppenheimer Main Street Mid Cap Fund to Invesco Main Street Mid Cap Fund, Invesco Oppenheimer Main Street Small Cap Fund to Invesco Main Street Small Cap Fund and Invesco Oppenheimer Master Event-Linked Bond Fund to Invesco Master Event-Linked Bond Fund, series portfolios of AIM Growth Series (Invesco Growth Series, Invesco Developing Markets Fund to Invesco Emerging Markets All Cap Fund, Invesco Oppenheimer Developing Markets Fund to Invesco Developing Markets Fund, Invesco Oppenheimer Discovery Mid Cap Growth Fund to Invesco Discovery Mid Cap Growth Fund, Invesco Oppenheimer Emerging Markets Innovators Fund to Invesco Emerging Markets Innovators Fund, Invesco Oppenheimer Emerging Markets Local Debt Fund to Invesco Emerging Markets Local Debt Fund, Invesco Oppenheimer Fundamental Alternatives Fund to Invesco Fundamental Alternatives Fund, Invesco Oppenheimer Global Allocation Fund to Invesco Global Allocation Fund, Invesco Oppenheimer Global Strategic Income Fund to Invesco Global Strategic Income Fund, Invesco Oppenheimer International Bond Fund to Invesco International Bond Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund to Invesco SteelPath MLP Alpha Fund, Invesco Oppenheimer SteelPath MLP Alpha Plus Fund to Invesco SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Income Fund to Invesco SteelPath MLP Income Fund, Invesco Oppenheimer SteelPath MLP Select 40 Fund to Invesco SteelPath MLP Select 40 Fund, Invesco Oppenheimer Total Return Bond Fund to Invesco Core Bond Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds), Invesco Oppenheimer Global Fund to Invesco Global Fund, Invesco Oppenheimer Global Focus Fund to Invesco Global Focus Fund, Invesco Oppenheimer Global Opportunities Fund to Invesco Global Opportunities Fund, Invesco Oppenheimer International Equity Fund to Invesco International Equity Fund, Invesco Oppenheimer International Small-Mid Company Fund to Invesco International Small-Mid Company Fund, series portfolios of AIM International Mutual Funds (Invesco International Mutual Funds), Invesco Oppenheimer Government Money Market Fund to Invesco U.S. Government Money Portfolio, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), Invesco Oppenheimer Gold & Special Minerals Fund to Invesco Gold & Special Minerals Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds), Invesco Oppenheimer Rochester® AMT-Free Municipal Fund to Invesco AMT-Free Municipal Income Fund, Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund to Invesco Rochester® AMT-Free New York Municipal Fund, Invesco Oppenheimer Rochester® California Municipal Fund to Invesco California Municipal Fund, Invesco Oppenheimer Rochester® High Yield Municipal Fund to Invesco Rochester® Municipal Opportunities Fund, Invesco Oppenheimer Rochester® Limited Term California Municipal Fund to Invesco Limited Term California Municipal Fund, Invesco Oppenheimer Rochester Limited Term New York Municipal Fund to Invesco Rochester® Limited Term New York Municipal Fund,

Invesco Oppenheimer Rochester® New Jersey Municipal Fund to Invesco New Jersey Municipal Fund, Invesco Oppenheimer Rochester® New York Municipals Fund to Invesco Rochester® New York Municipals Fund and Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund to Invesco Pennsylvania Municipal Fund, series portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), effective September 30, 2020;

NOW THEREFORE, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

MASTER DISTRIBUTION AGREEMENT

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco Capital Appreciation Fund

Invesco Core Plus Bond Fund

Invesco Discovery Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate ESG Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Master Loan Fund

Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Plus Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Short Term Municipal Fund

Invesco S&P 500 Index Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Main Street Fund®

Invesco Main Street All Cap Fund®

Invesco Rising Dividends Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Active Allocation Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Income Allocation Fund

Invesco International Diversified Fund

Invesco Main Street Mid Cap Fund®

Invesco Main Street Small Cap Fund®

Invesco Master Event-Linked Bond Fund

Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Invesco Peak Retirement™ Now Fund

Invesco Quality Income Fund

Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Select Risk: Moderate Investor Fund

Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Advantage International Fund

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Equity Fund

Invesco International Growth Fund

Invesco International Select Equity Fund

Invesco International Small-Mid Company Fund

Invesco MSCI World SRI Index Fund

Invesco Global Focus Fund

Invesco Global Fund

Invesco Global Opportunities Fund

Invesco Oppenheimer International Growth Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Core Bond Fund

Invesco Developing Markets Fund

Invesco Discovery Mid Cap Growth Fund

Invesco Emerging Markets All Cap Fund

Invesco Emerging Markets Innovators Fund

Invesco Emerging Markets Local Debt Fund

Invesco Emerging Markets Select Equity Fund

Invesco Endeavor Fund

Invesco Fundamental Alternatives Fund

Invesco Global Allocation Fund

Invesco Global Infrastructure Fund

Invesco Global Strategic Income Fund

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Invesco Health Care Fund

Invesco Macro Allocation Strategy Fund

Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund

Invesco International Bond Fund

Invesco Select Companies Fund

Invesco SteelPath MLP Alpha Fund

Invesco SteelPath MLP Alpha Plus Fund

Invesco SteelPath MLP Income Fund

Invesco SteelPath MLP Select 40 Fund

Invesco U.S. Managed Volatility Fund

Invesco World Bond Factor Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco Government Money Market Fund

Invesco High Yield Bond Factor Fund

Invesco High Yield Fund

Invesco Income Fund

Invesco Intermediate Bond Factor Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Money Portfolio

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Comstock Select Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Special Minerals Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Value Opportunities Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Premier Portfolio

Invesco Premier Tax-Exempt Portfolio

Invesco Premier U.S. Government Money Portfolio

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco AMT-Free Municipal Income Fund

Invesco California Municipal Fund

Invesco Environmental Focus Municipal Fund

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Limited Term California Municipal Fund

Invesco Limited Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New Jersey Municipal Fund

Invesco Pennsylvania Municipal Fund

Invesco Rochester® AMT-Free New York Municipal Fund

Invesco Rochester® New York Municipals Fund

Invesco Rochester® Municipal Opportunities Fund

Invesco Rochester® Limited Term New York Municipal Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Conservative Balanced Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Global Strategic Income Fund

Invesco Oppenheimer V.I. Government Money Fund

Invesco Oppenheimer V.I. International Growth Fund

Invesco Oppenheimer V.I. Main Street Fund®

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco Oppenheimer V.I. Total Return Bond Fund

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. Health Care Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Short-Term Investments Trust

Invesco Government & Agency Portfolio

Invesco Liquid Assets Portfolio

Invesco STIC Prime Portfolio

Invesco Tax-Free Cash Reserve Portfolio

Invesco Treasury Obligations Portfolio

Invesco Treasury Portfolio”

IN WITNESS WHEREOF, the parties have caused the Agreement to be executed in duplicate on the day and year first above written.

Each Trust (listed on Schedule A) on behalf of the Shares of each Fund listed on Schedule A

By:	/s/ Jeffrey H. Kupor
Name: Jeffrey H. Kupor
Title: Secretary, Senior Vice President and Chief Legal Officer

INVESCO DISTRIBUTORS, INC.

By:	/s/ Nicole Filingeri
Name: Nicole Filingeri
Title: Vice President